SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C.   20549

                  ________________

                      FORM 8-K
                  ________________


                   Current Report
       Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 28, 1997
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                 ATLANTIC RICHFIELD COMPANY
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)



                         Delaware
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       (State or other jurisdiction of incorporation)



       1-1196                                  23-0371610
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(Commission File Number)                      (IRS Employer
                                            Identification No.)



515 South Flower Street, Los Angeles, California      90071
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    (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code: (213) 486-3511
                                                   ---------------


                     Not Applicable
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(Former name or former address, if changed since last report)

Item 5.  Other Events.

     Press Release, dated July 28, 1997, finalizing ARCO's decision to settle all of its 9% Exchangeable Notes due
September 15, 1997, with Lyondell Petrochemical Company stock currently owned by ARCO.


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


                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ATLANTIC RICHFIELD COMPANY


                              /s/ ALLAN L. COMSTOCK
                              ________________________________
                              Allan L. Comstock
                              Vice President and Controller


Dated:  July 28, 1997

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